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                                                                  EXHIBIT 10.(q)

SILSBEE TRADING AND TRANSPORTATION CORP.
August 1, 2004

Addendum to the Equipment Lease Agreement dated January 1, 2004

The Equipment lease Agreement shall be modified to include the lease of a JLG Model 800 AJ Man lift. The lease price shall be $3,250.00 per month for a period of 60 months.

At the end of the 60 month period, the title to the man lift shall pass to South Hampton Refining Co. for $1.00 of Consideration.

South Hampton shall ensure that the man lift is properly insured under the Fire and Extended Coverage policy and that STTC is properly covered as additional named insured under the South Hampton General Liability Policy.

All other terms and conditions of the Lease shall remain the same.

      IN WITNESS WHEREOF, the parties shall cause this lease to be executed by their duly authorized representative this 1st day of August, 2004.

      Silsbee Trading and Transportation Corp.

      by /s/ N. Carter
         ---------------------

      Its President

      South Hampton Refining Co.

      by /s/ Connie Cook
         ---------------------

      Its Asst. Secretary

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